Exhibit 99.1

Virgin Galactic Receives NYSE Continued Listing Standard Notice

Company Intends to Return to Compliance with NYSE Standard

Notice Does Not Impact Trading of the Company’s Common Stock

ORANGE COUNTY, CALIFORNIA – May 29, 2024 – Virgin Galactic Holdings, Inc. (NYSE: SPCE) (“Virgin Galactic” or the “Company”) today announced that on May 29, 2024 it received a notice from the New York Stock Exchange (the “NYSE”) that the average closing price per share of its common stock did not exceed $1.00 over a 30 consecutive trading-day period, which is required for continued listing on the NYSE.

The Company has notified the NYSE of its intent to regain compliance with the continued listing standards by seeking stockholder approval at its upcoming annual meeting of stockholders on June 12, 2024 to complete a reverse stock split of the Company’s common stock. Virgin Galactic filed a proxy statement with the U.S. Securities and Exchange Commission on April 29, 2024 that contains additional details about the proposed reverse stock split.

Pursuant to NYSE rules, the Company has six months after receipt of the notice to regain compliance with Section 802.01C of the NYSE Listed Company Manual. During this period, the Company’s common stock will continue to be listed and trade on the NYSE.

Virgin Galactic remains committed to its strategic focus of delivering Delta Class spaceships for commercial service in 2026 and scaling the business to deliver profitable growth and stockholder value over the long term.

About Virgin Galactic

Virgin Galactic is an aerospace and space travel company, pioneering human spaceflight for private individuals and researchers with its advanced air and space vehicles. Scale and profitability are driven by next generation vehicles capable of bringing humans to space at an unprecedented frequency with an industry-leading cost structure. You can find more information at https://www.virgingalactic.com/.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding the impact of the NYSE notice on our business and results of operations and the trading prices and volatility of our common stock, our ability to cure compliance with Section 802.01C, including the ability to obtain timely stockholder approval of the proposal authorizing our board of directors, in their discretion, to effect a reverse stock split or any other action intended to cure compliance with Section 802.01C, or at all, the availability or success of other options intended to cure compliance with Section 802.01C that we may take, and our ability to maintain compliance with the other requirements of the NYSE’s continued listing standards, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the risk that the NYSE notice and noncompliance with the NYSE’s continued listing standards may impact our results of operations, business operations and reputation with or ability to serve our stockholders and/or customers, and the trading prices and volatility of our common stock; that any actions taken by us that are intended to cure compliance with the NYSE’s continued listing standards, including stockholder approval of the proposal authorizing our board of directors, in their discretion, to effect a reverse stock split or any action that requires stockholder approval, may not be adequate to cure compliance with the continued listing standards or that we may otherwise fail to meet the NYSE’s continued listing standards; and the risk that we may not obtain required stockholder approval of the proposal authorizing our board of directors, in their discretion, to effect a reverse stock split or any other action intended to cure compliance with the NYSE’s continued listing standards, and the other factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.virgingalactic.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

For media inquiries:

Aleanna Crane—Vice President, Communications

news@virgingalactic.com

575.800.4422

For investor inquiries:

Eric Cerny—Vice President, Investor Relations

vg-ir@virgingalactic.com

949.774.7637